UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2009 (July 24, 2009)
Date of Report (Date of earliest event reported)

HC INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-52197	04-3570877
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

10 Progress Drive, Suite 200
Shelton, CT 06484
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 925-9600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 24, 2009, HC Innovations, Inc., a Delaware Corporation (the “Company”) entered into an Agreement and General Release with Brett Cohen, the Company’s Executive Vice President of Operations (the “Agreement”). Pursuant to the terms of the Agreement Mr. Cohen resigned his position as Executive Vice President of Operations effective July 24, 2009 and released and forever discharged the Company from any and all claims Mr. Cohen may now have, may have had in the past, or may ever have. As compensation for Mr. Cohen’s release, the Company agreed to pay Mr. Cohen the amount of $93,514.44, less all statutorily required withholdings (the “Severance”). The Severance will be paid in four equal installments on August 7, 2009, September 4, 2009, October 2, 2009 and November 13, 2009. The Severance is comprised of Mr. Cohen’s 2008 remaining salary and bonus payments, his unused paid time off, and a severance payment.

Item 1.02 Termination of a Material Agreement

The information in this Report set forth under Item 1.01 is incorporated by reference herein.

Pursuant to the terms of the Agreement, the employment agreement dated April 1, 2008, by and between the Company and Mr. Cohen, which was filed as Exhibit 5.2 to a Form 8-K filed by the Company, with the Securities and Exchange Commission, on February 25, 2009 (the “Employment Agreement”) was terminated. Pursuant to the Employment Agreement Mr. Cohen was to receive annual compensation in the amount of $200,000, as well as an annual incentive compensation award, the amount of which would be based upon performance targets, with earnings being a key performance target, and award levels determined by the Company’s Chief Executive Officer, in accordance with the Company’s annual incentive compensation plan or other incentive arrangements in effect from time to time.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The information in this Report set forth under Items 1.01 and 1.02 is incorporated by reference herein.

On July 24, 2009, Mr. Cohen resigned from his position as the Executive Vice President of Operations of the Company. Mr. Cohen’s resignation is effective as of July 24, 2009 and is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit No.	Exhibit Description

10.1	Agreement & General Release Letter dated July 24, 2009, by and between HC Innovations, Inc. and Mr. Brett Cohen.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

July 29, 2009		HC INNOVATIONS, INC.

	By:	/s/ R. Scott Walker
Name: R. Scott Walker
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Agreement & General Release Letter dated July 24, 2009, by and between HC Innovations, Inc. and Mr. Brett Cohen.